UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21485

Cohen & Steers Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2010. The net asset value (NAV) at that date was $15.22 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $12.65.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2010
Cohen & Steers Infrastructure Fund at Market Value[a]	–17.97%
Cohen & Steers Infrastructure Fund at NAV[a]	–9.48%
UBS Global 50/50 Infrastructure & Utilities Index—(Net)[b]	–10.38%
S&P 500 Index[b]	–6.65%
Blended benchmark—80% UBS Global 50/50 Infrastructure & Utilities Index—(Net)/20% BofA Merrill Lynch Fixed Rate Preferred Index[b]	–7.50%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

The Fund may pay distributions in excess of its investment company taxable income and net realized capital gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The UBS Global 50/50 Infrastructure & Utilities Index tracks the performance of global infrastructure-related securities, split evenly between utilities and infrastructure and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The BofA Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

Global infrastructure securities posted a negative total return in the six-month period as worries about sovereign debt in southern Europe, weak global demand and a declining outlook for growth clouded investor sentiment.

Concerns emerged about the sovereign debt of several southern European countries early in the period, beginning with Greece and then spreading to Spain and Portugal, where several large companies within the sector are domiciled. Although these countries have privatized many of their infrastructure assets, their governments and financial institutions often retain significant ownership stakes. As a result, when deficits spike, calls to liquidate those holdings can increase short-term share price volatility and create an overhang for the listed companies.

In April, the rating agencies lowered Greece's debt to below investment grade; Spain and Portugal also saw their ratings drop. A €750 billion ($955 billion) rescue package in May generated initial enthusiasm, but failed to sustain investor confidence against worries that it would prolong, rather than fix, the problem. Global infrastructure share prices rallied in June, however, when most equity groups rebounded from oversold levels. The euro, which had hit a four-year low against the U.S. dollar earlier in the month, showed signs of stabilizing.

For the six months ended June 30, 2010, toll roads (which had a total return of –16.5% during the period)b and electric utilities (–9.4%) were particularly hard hit. Several toll road companies are domiciled in Spain, Portugal and Italy. The electric utilities subsector was pulled down by European constituents that face a rising level of political risk and regulatory intervention. Additionally, while the global economy has improved, developed market industrial power demand has only modestly rebounded.

Airports (–2.1%), which typically outperform when economic activity picks up, did well during the first quarter, particularly within Australia due to strong export activity. But the subsector lost ground as questions resurfaced about the sustainability of global growth in the second quarter. Marine ports' performance (+9.6%) was strong but widely dispersed.

The railway subsector (+8.7%) also outperformed. Composed of three Japan-based passenger railroad companies, it posted the highest return in the period, attracting investors with its perceived defensiveness. Communications infrastructure companies (+4.2%) received a lift from U.S.-based tower companies, which benefited from continued strong demand for wireless data services.

b  Subsector returns are in local currencies as measured by the UBS Global 50/50 Infrastructure and Utilities Index.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Fund performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets, can have the opposite effect in declining markets. In the six months ended June 30, 2010, leverage detracted from the Fund's performance compared with its benchmarks, which are not leveraged.

From a security perspective, factors that detracted from the Fund's total return included our security selection and underweight in corporate (non-REIT) preferred securities, which outperformed the broader stock market in the period (as measured by the S&P 500, –6.7%). Stock selection and our underweight in the marine ports, communications infrastructure and railways subsectors also were detrimental. Railway stocks are among the most defensive infrastructure securities, and early in the period the Fund was positioned to take advantage of a stronger recovery in the global economy. We were also concerned that Japanese passenger rail companies would come under competitive pressures from a proposal by the government to eliminate toll roads on highways, which could increase automobile travel and reduce train ridership.

Contributors to relative total return included our stock selection and overweight in pipeline companies and stock selection in electric utility operators. Within the pipeline subsector, our out-of-index investment in Williams Cos. aided performance. Investors bid up the company's shares after it announced plans to simplify its corporate structure. Within electric utilities, we were underweight the worst performing Spanish utilities and overweight several undervalued regulated U.S.-based power companies that rallied later in the period. Our underweight in toll roads also was a positive contributor to performance.

Subsectors with a significant presence in the euro zone—especially toll roads, marine ports and water companies—incurred a meaningful foreign exchange loss for U.S.-dollar investors. Railway companies, on the other hand, received a boost from the yen's rise against the dollar. In aggregate, the dollar's rebound detracted from the Fund's total return.

Investment Outlook

As the pace of the global economic recovery slows, we have increased our weighting in defensive subsectors, namely regulated utilities, and pared our allocation to those that are more economically sensitive, notably marine ports and toll roads. We are seeing modest improvement in industrial power demand in the United States, but in some European countries, utilities face continued material political and regulatory headwinds. Overall, we are generally underweight Europe, particularly those countries with the most significant fiscal concerns.

We continue to monitor the impact of the oil spill in the Gulf of Mexico and the ramifications for all companies involved in the energy value chain. Gas pipeline companies could suffer if the backlash against resource extraction grows. To date, there has been minimal impact to the subsector.

The dislocation in the aftermath of the sovereign debt crisis in Europe may help grow the listed infrastructure investment opportunity. Government balance sheets are stretched, and infrastructure privatization provides a

COHEN & STEERS INFRASTRUCTURE FUND, INC.

revenue option that is preferable to increasing taxes. Greece, Portugal and the United Kingdom have recently announced privatizations as part of their balance sheet improvement plans, and we believe there will be increasing opportunities for our companies to benefit from these efforts.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

ROBERT S. BECKER	WILLIAM F. SCAPELL

Portfolio Manager	Portfolio Manager

  BEN MORTON

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy
(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2010, leverage represented 39%a of the Fund's managed assets.

It has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Considering that borrowings have variable interest rate payments, we seek to lock in those rates on a significant portion of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, as of June 30, 2010, we have fixed the rate on 46% of our borrowings at an average interest rate of 3.5% for an average remaining period of 3.0 years (when we first entered into the swaps, the average term was 5.4 years). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund's net asset value in both up and down markets. However, we believe that locking in a portion of the Fund's leveraging costs for the term of the swap agreements partially protects the Fund's expenses from an increase in short-term interest rates.

Leverage Factsb

Leverage (as a % of managed assets)[a]	39%
% Fixed Rate	46%
% Variable Rate	54%
Weighted Average Rate on Swaps	3.5%
Weighted Average Term on Swaps	3.0 years
Current Rate on Debt[c]	1.4%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  On June 1, 2009, the Securities and Exchange Commission issued an order (the "Order") to the Fund providing an exemption from Section 18(a)(1) of the 1940 Act. The Order temporarily permits the Fund to maintain 200% asset coverage for debt used to replace auction market preferred securities rather than 300% asset coverage required by Section 18(a)(1) for debt. The exemptive relief expires on October 31, 2010.

b  Data as of June 30, 2010. Information is subject to change.

c  See Note 6 in Notes to Financial Statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

JUNE 30, 2010

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
American Tower Corp.	$67,017,000	3.1%
East Japan Railway Co.	60,413,072	2.8
SES SA	54,139,546	2.5
Southern Co.	49,607,467	2.3
MarkWest Energy Partners LP	46,347,880	2.2
Scottish and Southern Energy PLC	45,771,148	2.1
Terna Rete Elettrica Nazionale S.p.A.	43,328,567	2.0
TransCanada Corp.	42,308,513	2.0
Vinci SA	41,289,396	1.9
NextEra Energy	40,436,668	1.9

a  Top ten holdings are determined on the basis of the value of individual securities held. All of the securities listed above are common stock. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)
(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2010 (Unaudited)

		Number of Shares	Value
COMMON STOCK	124.5%
CONSUMER DISCRETIONARY—CABLE & SATELLITE	4.8%
Eutelsat Communications (France)[a,b]		249,400	$8,349,310
SES SA (Luxembourg)[a,b,c]		2,603,300	54,139,546
			62,488,856
ENERGY	24.1%
INTEGRATED OIL & GAS	1.9%
Origin Energy Ltd. (Australia)[a,b]		1,621,095	20,224,326
Targa Resources Partners LP		197,562	5,065,490
			25,289,816
OIL & GAS STORAGE & TRANSPORTATION	22.2%
DCP Midstream Partners LPb,d		731,795	23,373,532
Enbridge (Canada)[c]		203,932	9,497,862
Enbridge Energy Partners LPb,d		132,318	6,936,110
Energy Transfer Partners LPb,d		720,477	33,430,133
Enterprise Products Partners LPb,d		1,132,400	40,052,988
Kinder Morgan Energy Partners LPb,d		396,492	25,795,770
Magellan Midstream Partners LPb,d		106,900	4,997,575
MarkWest Energy Partners LPb,d		1,416,500	46,347,880
Spectra Energy Corp.[b,d]		492,834	9,891,178
TransCanada Corp. (Canada)[b]		1,264,800	42,308,513
Williams Cos. (The)[b,d]		909,091	16,618,183
Williams Partners LPb,d		728,794	31,789,994
			291,039,718
TOTAL ENERGY			316,329,534
FINANCIAL—BANK	0.2%
SJB Escrow Corp., Class A, 144Aa,e,f,g		128,300	2,566,000
INDUSTRIALS	19.6%
AIRPORT SERVICES	2.7%
Auckland International Airport Ltd. (New Zealand)[a,b]		5,293,013	6,766,907
Australian Infrastructure Fund (Australia)[a]		2,650,000	3,746,238
MAp Group (Australia)[a,b]		11,214,268	25,133,136
			35,646,281

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
CONSTRUCTION & ENGINEERING	5.0%
Ferrovial SA (Spain)[a,b]		3,838,100	$24,824,368
Vinci SA (France)[a,b]		994,407	41,289,396
			66,113,764
HIGHWAYS & RAILTRACKS	6.5%
Abertis Infraestructuras S.A. (Spain)[a,b]		1,305,300	18,762,179
Atlantia S.p.A. (Italy)[a,b,c]		1,968,960	34,895,418
Brisa Auto-Estradas de Portugal SA (Portugal)[a]		1,111,437	6,726,416
Cia de Concessoes Rodoviarias (Brazil)[b]		564,127	11,682,586
Sichuan Expressway Co. Ltd. (Hong Kong)[a,b]		6,906,000	3,775,619
Transurban Group (Australia)[a,b]		2,694,517	9,564,643
			85,406,861
INDUSTRIAL CONGLOMERATES	0.4%
Beijing Enterprises Holdings Ltd. (Hong Kong)[a]		918,500	5,950,947
MARINE PORTS & SERVICES	0.4%
Dalian Port (PDA) Co., Ltd. (Hong Kong)[a]		10,883,800	4,698,030
RAILROADS	4.6%
East Japan Railway Co. (Japan)[a,b]		907,300	60,413,072
TOTAL INDUSTRIALS			258,228,955
REAL ESTATE—DIVERSIFIED	0.0%
Cousins Properties		9	61
TELECOMMUNICATION SERVICES	12.5%
ALTERNATIVE CARRIERS	1.9%
Inmarsat PLC (United Kingdom)[a,b]		2,304,300	24,432,643
INTEGRATED TELECOMMUNICATIONS SERVICES	2.8%
AT&Tb,d		842,100	20,370,399
Verizon Communications[b,d]		606,300	16,988,526
			37,358,925
WIRELESS TELECOMMUNICATION SERVICES	7.8%
American Tower Corp.[b,d,g]		1,506,000	67,017,000
Crown Castle International Corp.[b,d,g]		625,300	23,298,678
SBA Communications Corp.[b,d,g,h]		357,000	12,141,570
			102,457,248
TOTAL TELECOMMUNICATION SERVICES			164,248,816

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
UTILITIES	63.3%
ELECTRIC UTILITIES	33.1%
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)[a,b]		1,211,500	$4,495,576
Cia de Transmissao de Energia Eletrica Paulista (Brazil)		404,536	10,421,565
CLP Holdings Ltd. (Hong Kong)[a,b]		3,056,500	22,123,219
CPFL Energia SA (Brazil)		215,020	4,694,703
Duke Energy Corp.[b,c,d]		1,550,268	24,804,288
E.ON AG (Germany)[a,b]		869,900	23,390,040
EDP - Energias de Portugal SA (Portugal)[a]		3,245,000	9,657,248
Electricite de France (France)[a,b]		137,600	5,235,211
Enel S.p.A. (Italy)[a,b]		7,458,960	31,582,447
Entergy Corp.[b]		411,150	29,446,563
Hongkong Electric Holdings Ltd. (Hong Kong)[a,b]		1,955,900	11,649,904
ITC Holdings Corp.[b,d]		104,090	5,507,402
Kansai Electric Power Co. (The) (Japan)[a,b]		1,099,100	26,805,095
Korea Electric Power Corp. (Korea)[a,c,g]		228,600	5,899,001
NextEra Energy[b,d]		829,300	40,436,668
Progress Energy[b,d,h]		346,000	13,570,120
Scottish and Southern Energy PLC (United Kingdom)[a,b]		2,748,358	45,771,148
Southern Co.[b,d,h]		1,490,609	49,607,467
Terna Rete Elettrica Nazionale S.p.A. (Italy)[a,b]		12,038,200	43,328,567
Tokyo Electric Power Co. (The) (Japan)[a,b]		983,100	26,743,699
			435,169,931
GAS UTILITIES	4.9%
EQT Corp.[b,d]		242,183	8,752,494
Northwest Natural Gas Co.[h]		119,300	5,197,901
Questar Corp.[b,d]		214,807	9,771,570
Snam Rete Gas S.p.A. (Italy)[a,b]		9,175,900	36,619,063
Xinao Gas Holdings Ltd. (Hong Kong)[a]		1,944,000	4,267,961
			64,608,989
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	1.0%
AES Tiete S.A. (Brazil)		1,090,352	12,534,517

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
MULTI UTILITIES	20.9%
AGL Energy Ltd. (Australia)[a,b]		983,600	$12,097,517
Alliant Energy Corp.[b,d]		184,800	5,865,552
CenterPoint Energy[b,d]		1,198,146	15,767,601
GDF Suez (France)[a,b]		342,944	9,756,954
National Grid PLC (United Kingdom)[a,b]		5,195,969	37,935,599
PG&E Corp.[b,d,h]		871,407	35,814,828
Public Service Enterprise Group[b,d,h]		998,800	31,292,404
RWE AG (Germany)[a,b]		397,000	25,978,044
Sempra Energy[b]		450,500	21,078,895
Suez Environnement SA (France)[a,b]		912,000	15,050,088
United Utilities Group PLC (United Kingdom)[a,b]		2,723,523	21,312,590
Wisconsin Energy Corp.[b,d]		587,493	29,809,395
Xcel Energy[b,d]		638,500	13,159,485
			274,918,952
WATER UTILITIES	3.4%
American Water Works Co.[b,d]		233,481	4,809,709
Beijing Enterprises Water Group Ltd. (Hong Kong)[a,g]		12,532,000	3,896,947
China Water Affairs Group Ltd. (Hong Kong)[a]		10,632,000	3,366,004
Pennon Group PLC (United Kingdom)[a,b]		1,110,477	9,145,533
Severn Trent PLC (United Kingdom)[a,b]		1,261,950	23,161,078
			44,379,271
TOTAL UTILITIES			831,611,660
TOTAL COMMON STOCK (Identified cost—$1,736,463,905)			1,635,473,882
PREFERRED SECURITIES—$25 PAR VALUE	17.1%
BANK	1.9%
Bank of America Corp., 4.00%, Series E (FRN)[b]		218,754	3,675,067
Citigroup Capital VII, 7.125%, due 7/31/31, (TruPS)[b]		520,000	11,668,800
Citigroup Capital VIII, 6.95%, due 9/15/31, (TruPS)[b]		249,797	5,453,069
Wachovia Corp., 7.25%, Series A		200,000	4,628,000
			25,424,936

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
BANK—FOREIGN	3.1%
Deutsche Bank Contingent Capital Trust II, 6.55%[b]		134,036	$2,766,503
Deutsche Bank Contingent Capital Trust III, 7.60%[b,d]		444,500	10,361,295
HSBC Holdings PLC, 8.00%, due 12/15/15, Series 2		480,000	12,072,000
National Westminster Bank PLC, 7.76%, Series Cb		494,292	9,203,717
Santander Finance Preferred, 10.50%, Series 10[b]		221,062	5,893,513
			40,297,028
ELECTRIC—INTEGRATED	0.4%
NextEra Energy, 8.375%, due 6/1/12, ($50 par value)[b]		100,000	4,935,000
FINANCE—MORTGAGE LOAN/BROKER	1.3%
Countrywide Capital IV, 6.75%, due 4/1/33[b,d]		475,000	9,975,000
Countrywide Capital V, 7.00%, due 11/1/36[b]		160,000	3,451,200
JPMorgan Chase Capital XXIX, 6.70%, due 4/2/40[b]		170,000	4,030,700
			17,456,900
INSURANCE	3.7%
MULTI-LINE—FOREIGN	2.7%
Aegon NV, 6.50%[b,d]		380,016	6,695,882
Aegon NV, 6.875%		180,000	3,367,800
Allianz SE, 8.375%[b,d]		440,795	11,171,420
ING Groep N.V., 7.05%[b]		160,000	2,924,800
ING Groep N.V., 7.375%[b,d]		590,314	11,080,194
			35,240,096
PROPERTY CASUALTY—FOREIGN	0.3%
Arch Capital Group Ltd., 8.00%[b]		193,000	4,865,530
REINSURANCE—FOREIGN	0.7%
Aspen Insurance Holdings Ltd., 7.401%, Series Ab		250,000	5,642,500
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par value)		40,000	3,378,752
			9,021,252
TOTAL INSURANCE			49,126,878
INTEGRATED TELECOMMUNICATIONS SERVICES	0.8%
Telephone & Data Systems, 7.60%, due 12/1/41, Series Ab,d		407,225	10,168,408

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
MEDIA—DIVERSIFIED SERVICES	0.2%
Comcast Corp., 7.00%, due 9/15/55, Series Bb		94,987	$2,410,770
REAL ESTATE	5.7%
DIVERSIFIED	0.4%
Forest City Enterprises, 7.375%, due 2/1/34, Class Ab,d		259,975	5,342,486
HEALTH CARE	1.3%
Health Care REIT, 7.625%, Series Fb,d		210,000	5,155,500
LTC Properties, 8.00%, Series Fb,d		285,065	7,100,969
Omega Healthcare Investors, 8.375%, Series Db		180,331	4,648,933
			16,905,402
HOTEL	0.3%
LaSalle Hotel Properties, 8.00%, Series Eb		170,000	3,921,900
OFFICE	2.0%
Alexandria Real Estate Equities, 8.375%, Series Cb,d		253,283	6,489,111
Brandywine Realty Trust, 7.50%, Series Cb		160,010	3,765,035
SL Green Realty Corp., 7.625%, Series Cb,d		437,218	10,379,555
SL Green Realty Corp., 7.875%, Series Db		211,983	5,047,315
			25,681,016
OFFICE/INDUSTRIAL	0.4%
PS Business Parks, 6.875%, Series Ib		245,000	5,534,550
RESIDENTIAL—APARTMENT	0.2%
Apartment Investment & Management Co., 8.00%, Series Tb		138,400	3,327,828
SHOPPING CENTER	1.1%
COMMUNITY CENTER	0.7%
Developers Diversified Realty Corp., 7.50%, Series Ib,d		433,439	9,037,203
REGIONAL MALL	0.4%
CBL & Associates Properties, 7.75%, Series Cb		236,641	5,277,095
TOTAL SHOPPING CENTER			14,314,298
TOTAL REAL ESTATE			75,027,480
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified Cost—$230,630,054)			224,847,400

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
PREFERRED SECURITIES—CAPITAL SECURITIES	18.4%
BANK	4.7%
Astoria Capital Trust I, 9.75%, due 11/1/29, Series Bb,e		3,000,000	$3,122,574
Bank of America Corp., 8.125%, due 12/29/49[b,d]		10,000,000	9,671,800
Citigroup Capital XXI, 8.30%, due 12/21/57[b]		4,000,000	3,915,752
CoBank ACB, 11.00%, Series C, 144Ab,d,f		160,000	8,735,008
JPMorgan Chase & Co., 7.90%, due 12/31/49[b,d]		12,070,000	12,481,575
PNC Preferred Funding Trust I, 8.70%, due 12/31/49, 144Af		9,500,000	9,538,836
Sovereign Capital Trust VI, 7.908%, due 6/13/36[b]		2,415,000	2,242,569
Wells Fargo & Co., 7.98%, due 3/29/49[b,d]		11,250,000	11,643,750
			61,351,864
BANK—FOREIGN	2.6%
Abbey National Capital Trust I, 8.963%, due 12/29/49[b]		4,750,000	4,786,851
Barclays Bank PLC, due 12/31/49[b]		8,990,000	6,899,825
Barclays Bank PLC, 7.434%, due 9/29/49, 144Ab,f		6,150,000	5,535,000
Groupe BPCE SA, 12.50%, due 8/29/49, 144Ab,f		7,011,000	7,815,652
HSBC Capital Funding LP, 10.176%, due 12/29/49, 144Ab,f		7,250,000	8,718,125
			33,755,453
FINANCE—CREDIT CARD	1.2%
American Express Co., 6.80%, due 9/1/66		4,900,000	4,704,000
Capital One Capital III, 7.686%, due 8/15/36[b]		12,500,000	11,875,000
			16,579,000
FOOD	0.4%
Dairy Farmers of America, 7.875%, 144Ab,e,f		60,000	5,068,128
INSURANCE	4.6%
LIFE/HEALTH INSURANCE	0.6%
Lincoln National Corp., 7.00%, due 5/17/66[b]		8,500,000	7,161,250
MULTI-LINE	1.0%
Metlife Capital Trust IV, 7.875%, due 12/15/37, 144Ab,f		6,000,000	5,790,000
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Ab,d,f		7,200,000	7,812,000
			13,602,000

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Number of Shares	Value
MULTI-LINE—FOREIGN	0.4%
Aegon NV, 3.891%, due 7/29/49, (FRN)		4,330,000	$2,555,999
Old Mutual Capital Funding, 8.00%, due 5/29/49, (Eurobond)[c]		3,500,000	3,062,500
			5,618,499
PROPERTY CASUALTY	2.6%
ACE Capital Trust II, 9.70%, due 4/1/30[b]		4,470,000	5,420,224
Catlin Insurance Co., 7.249%, due 12/1/49, 144Ab,d,f		8,000,000	6,460,000
Liberty Mutual Group, 7.80%, due 3/15/37, 144Ab,f		7,000,000	5,810,000
Liberty Mutual Group, 10.75%, due 6/15/58, 144Ab,d,f		8,000,000	8,720,000
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ab,f		4,000,000	3,464,608
ZFS Finance USA Trust I, 6.15%, due 12/15/65, 144Ab,f		4,500,000	4,230,000
			34,104,832
TOTAL INSURANCE			60,486,581
PIPELINES	1.8%
Enbridge Energy Partners LP, 8.05%, due 10/1/37[b,d]		12,250,000	12,078,157
Enterprise Products Operating LP, 8.375%, due 8/1/66[b,d]		11,930,000	11,929,045
			24,007,202
TELECOMMUNICATION SERVICES	0.8%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Af		10,000	10,425,000
UTILITIES	2.3%
ELECTRIC—INTEGRATED	0.2%
WPS Resources Corp., 6.11%, due 12/1/66[b]		2,780,000	2,477,364
GAS UTILITIES	1.0%
Southern Union Co., 7.20%, due 11/1/66[b,d]		13,950,000	12,432,937
MULTI UTILITIES	1.1%
Dominion Resources, 7.50%, due 6/30/66, Series Ab		9,809,000	9,673,312
PPL Capital Funding, 6.70%, due 3/30/67, Series Ab		5,750,000	5,066,584
			14,739,896
TOTAL UTILITIES			29,650,197
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$235,128,543)			241,323,425

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	2.8%
FINANCE—INVESTMENT BANKER/BROKER	0.4%
LBG Capital No.1 PLC, 8.00%, due 9/15/17, 144A (United Kingdom)[f]		$7,090,000	$5,547,925
INTEGRATED TELECOMMUNICATIONS SERVICES	1.5%
Citizens Communications Co., 9.00%, due 8/15/31[b,d]		13,050,000	12,169,125
Embarq Corp., 7.995%, due 6/1/36[b]		7,000,000	6,965,798
			19,134,923
MEDIA	0.4%
Cablevision System Corp., 8.625%, due 9/15/17, 144Ab,f		5,500,000	5,637,500
REAL ESTATE—SPECIALTY	0.5%
Entertainment Properties Trust, 7.75%, due 7/15/20, 144Af		7,200,000	7,254,000
TOTAL CORPORATE BONDS (Identified cost—$39,084,314)			37,574,348
		Number of Shares
SHORT-TERM INVESTMENTS	1.7%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.04%[i]		11,112,009	11,112,009
State Street Institutional Liquid Reserves Fund, 0.21%[i]		11,118,865	11,118,865
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$22,230,874)			22,230,874
TOTAL INVESTMENTS (Identified cost—$2,263,537,690)	164.5%		2,161,449,929
WRITTEN CALL OPTIONS	0.0		(143,600)
LIABILITIES IN EXCESS OF OTHER ASSETS	(64.5)		(847,168,992)
NET ASSETS (Equivalent to $15.22 per share based on 86,334,582 shares of common stock outstanding)	100.0%		$1,314,137,337

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

	Number of Contracts	Value
WRITTEN CALL OPTION
Global Infrastructure Custom Basket, Strike Price 102, 7/16/10 (Premiums Received—$1,170,000)	1,000,000	$(143,600)

Glossary of Portfolio Abbreviations

FRN  Floating Rate Note

REIT  Real Estate Investment Trust

TruPS  Trust Preferred Securities

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 62.1% of net assets of the Fund, including 61.9% which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

b  A portion or all of the security is pledged in connection with the revolving credit agreement: $1,700,374,448 has been pledged as collateral.

c  A portion of the security is segregated as collateral for interest rate swap transactions: $27,958,780 has been segregated as collateral.

d  A portion or all of the security has been rehypothecated in connection with the Fund's revolving credit agreement in the aggregate amount of $679,784,975.

e  Illiquid security. Aggregate holdings equal 0.8% of net assets of the Fund.

f  Resale is restricted to qualified institutional investors. Aggregate holdings equal 9.1% of net assets of the Fund.

g  Non-income producing security.

h  All or a portion of the security is pledged in connection with written option contracts: $1,766,128 has been pledged to brokers.

i  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2010 (Unaudited)

Interest rate swaps outstanding at June 30, 2010 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate[a] (resets monthly) Receivable	Termination Date	Unrealized Depreciation
Merrill Lynch Derivative Products AG	$35,000,000	3.510%	0.347%	December 22, 2012	$(2,182,490)
Merrill Lynch Derivative Products AG	$70,000,000	3.600%	0.347%	January 29, 2014	(5,391,301)
Royal Bank of Canada	$35,000,000	3.525%	0.350%	October 17, 2012	(2,110,056)
Royal Bank of Canada	$40,000,000	3.498%	0.347%	November 22, 2012	(2,428,985)
Royal Bank of Canada	$72,000,000	3.615%	0.347%	March 29, 2014	(5,681,325)
Royal Bank of Canada	$40,000,000	3.634%	0.347%	March 31, 2014	(3,180,822)
UBS AG	$35,000,000	2.905%	0.347%	May 25, 2012	(1,418,475)
UBS AG	$60,000,000	3.639%	0.350%	April 17, 2013	(4,272,795)
					$(26,666,249)

a  Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2010.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2010 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$2,263,537,690)	$2,161,449,929
Cash (includes $7,864,000 pledged as collateral for open swap positions)	7,880,359
Foreign currency, at value (Identified cost—$312,898)	313,412
Receivable for:
Investment securities sold	16,506,595
Dividends and interest	13,237,446
Other assets	160,755
Total Assets	2,199,548,496
LIABILITIES:
Unrealized depreciation on interest rate swap transactions	26,666,249
Payable for:
Revolving credit agreement	841,000,000
Investment securities purchased	10,600,433
Dividends declared on common shares	3,084,554
Fund shares repurchased	1,992,201
Investment management fees	1,348,381
Options (Premiums received $1,170,000)	143,600
Administration fees	77,053
Interest expense	65,273
Other liabilities	433,415
Total Liabilities	885,411,159
NET ASSETS	$1,314,137,337
NET ASSETS consist of:
Paid-in-capital	$1,428,371,626
Accumulated undistributed net investment income	19,149,468
Accumulated net realized loss	(5,583,956)
Net unrealized depreciation	(127,799,801)
$1,314,137,337
NET ASSET VALUE PER COMMON SHARE:
($1,314,137,337 ÷ 86,334,582 shares outstanding)	$15.22
MARKET PRICE PER COMMON SHARE	$12.65
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(16.89)%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividend income (net of $3,372,449 of foreign withholding tax)	$49,441,896
Interest income	8,279,169
Rehypothecation income	122,829
Total Income	57,843,894
Expenses:
Investment management fees	7,695,791
Interest expense	4,544,324
Administration fees	562,584
Custodian fees and expenses	456,943
Reports to shareholders	266,378
Professional fees	184,061
Directors' fees and expenses	53,645
Line of credit fees	42,988
Transfer agent fees and expenses	9,679
Registration and filing fees	2,820
Miscellaneous	80,279
Total Expenses	13,899,492
Reduction of Expenses (See Note 2)	(1,077,357)
Net Expenses	12,822,135
Net Investment Income	45,021,759
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	12,448,098
Options	600,000
Foreign currency transactions	(944,983)
Interest rate swap transactions	(4,839,528)
Net realized gain	7,263,587
Net change in unrealized appreciation (depreciation) on:
Investments	(192,831,396)
Options	1,026,400
Foreign currency translations	95,530
Interest rate swap transactions	(19,152,969)
Net change in unrealized appreciation (depreciation)	(210,862,435)
Net realized and unrealized loss	(203,598,848)
Net Decrease in Net Assets Resulting from Operations	$(158,577,089)

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$45,021,759	$47,093,920
Net realized gain	7,263,587	44,758,416
Net change in unrealized appreciation (depreciation)	(210,862,435)	133,401,135
Net increase (decrease) in net assets resulting from operations	(158,577,089)	225,253,471
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	—	(2,221,896)
Net realized gain	—	(274,691)
Total dividends and distributions to preferred shareholders	—	(2,496,587)
Net increase (decrease) in net assets from operations applicable to common shares	(158,577,089)	222,756,884
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(31,170,320)	(35,636,053)
Net realized gain	—	(4,303,495)
Tax return of capital	—	(1,648,372)
Total dividends and distributions to common shareholders	(31,170,320)	(41,587,920)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	750,396,093	—
Total increase in net assets applicable to common shares	560,648,684	181,168,964
Net Assets Applicable to Common Shares:
Beginning of period	753,488,653	572,319,689
End of period[a]	$1,314,137,337	$753,488,653

a  Includes undistributed net investment income of $19,149,468 and $5,298,029, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2010 (Unaudited)

Decrease in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(158,577,089)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(565,719,007)
Cash acquired from merged fund	4,441,797
Net purchases, sales and maturities of short-term investments	45,631,224
Net amortization/accretion of premium (discount)	33,135
Proceeds from sales and maturities of long-term investments	509,422,543
Net decrease in dividends and interest receivable, receivable for investment securities sold and other assets	92,766,419
Net decrease in interest expense payable, payable for investment securities purchased, accrued expenses and other liabilities	(110,511,774)
Increase in premiums received from options	143,600
Net change in unrealized depreciation on investments	192,831,396
Net change in unrealized depreciation on interest rate swaps	19,152,969
Net realized gain from investments	(12,448,098)
Cash provided by operating activities	17,167,115
Cash Flows from Financing Activities:
Decrease in common shares outstanding	(2,839,976)
Increase in payable for shares redeemed	1,992,201
Distributions paid on common shares	(31,170,320)
Increase in payable to common shareholders	1,446,499
Cash used for financing activities	(30,571,596)
Decrease in cash	(13,404,481)
Cash at beginning of period (including foreign currency)	21,598,252
Cash at end of period (including foreign currency)	$8,193,771

.

During the six months ended June 30, 2010, net assets of $753,236,069 were acquired from merged funds (See Note 9) including $4,441,797 in cash, $5,746,598 in other assets, $1,609,606 of assumed liabilities and $405,000,000 from the outstanding revolving credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For Year Ended December 31,
Per Share Operating Performance:	June 30, 2010	2009	2008	2007	2006	2005
Net asset value per common share, beginning of period	$17.39	$13.21	$29.56	$28.45	$23.95	$22.38
Income from investment operations:
Net investment income	0.58	0.89	1.48	1.61	1.56	1.42 [a]
Net realized and unrealized gain (loss)	(2.28)	4.31	(14.94)	3.35	5.13	1.72
Total income (loss) from investment operations	(1.70)	5.20	(13.46)	4.96	6.69	3.14
Less dividends and distributions to preferred shareholders from:
Net investment income	—	(0.05)	(0.53)	(0.40)	(0.51)	(0.37)
Net realized gain	—	(0.01)	—	(0.39)	(0.13)	(0.02)
Total dividends and distributions to preferred shareholders	—	(0.06)	(0.53)	(0.79)	(0.64)	(0.39)
Total from investment operations applicable to common shares	(1.70)	5.14	(13.99)	4.17	6.05	2.75
Less: Preferred share offering cost adjustment	—	—	(0.00)[b]	—	0.00 [b]	—
Offering costs charged to paid-in capital— preferred shares	—	—	—	(0.02)	—	(0.02)
Total offering costs	—	—	(0.00)	(0.02)	0.00	(0.02)
Anti-dilutive effect from the purchase of common shares	0.01	—	—	—	—	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.48)	(0.82)	(0.82)	(1.20)	(1.05)	(1.03)
Net realized gain	—	(0.10)	—	(1.12)	(0.28)	(0.04)
Tax return of capital	—	(0.04)	(1.54)	(0.72)	(0.22)	(0.09)
Total dividends and distributions to common shareholders	(0.48)	(0.96)	(2.36)	(3.04)	(1.55)	(1.16)
Net increase (decrease) in net asset value per common share	(2.17)	4.18	(16.35)	1.11	4.50	1.57
Net asset value, per common share, end of period	$15.22	$17.39	$13.21	$29.56	$28.45	$23.95
Market value, per common share, end of period	$12.65	$15.95	$10.30	$27.50	$24.48	$20.16
Net asset value total return[c]	–9.48%[d]	42.04%	–49.17%	15.93%	27.30%	13.16%
Market value return[c]	–17.97%[d]	67.09%	–57.40%	25.34%	30.13%	7.55%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2010	2009	2008	2007	2006	2005
Net assets applicable to common shares, end of period (in millions)	$1,314.1	$753.5	$572.3	$1,280.7	$1,232.3	$1,037.6
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[e]	2.44%[f]	2.75%	2.00%	1.54%	1.59%	1.55%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[e]	2.25%[f]	2.48%	1.68%	1.24%	1.28%	1.26%
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[e]	1.45%[f]	1.92%	1.62%	—	—	—
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[e]	7.72%[f]	7.61%	6.31%	4.67%	5.60%	5.72%
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[e]	7.91%[f]	7.89%	6.64%	4.97%	5.90%	6.02%
Ratio of expenses to average daily managed assets (before expense reduction)[e,g]	1.54%[f]	1.64%	1.24%	1.04%	1.05%	1.05%
Ratio of expenses to average daily managed assets (net of expense reduction)[e,g]	1.42%[f]	1.48%	1.04%	0.84%	0.85%	0.85%
Portfolio turnover rate	29%[d]	113%	29%	23%	15%	23%
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	—	—	$292,000	$652,000	$567,000	$567,000
Total shares outstanding (in 000's)	—	—	12	26	23	23
Asset coverage ratio for revolving credit agreement	256%[h]	273%[h]	981%	—	—	—
Asset coverage per $1,000 for revolving credit agreement	$2,563	$2,728	$9,806	—	—	—
Asset coverage ratio for auction market preferred shares[i]	—	—	247%	296%	317%	283%
Asset coverage per share for auction market preferred shares[i]	—	—	$61,750	$74,108	$79,335	$70,748
Liquidation preference per share	—	—	$25,000	$25,000	$25,000	$25,000
Average market value per share[j]	—	—	$25,000	$25,000	$25,000	$25,000

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Ratios do not reflect dividend payments to preferred shareholders.

f  Annualized.

g  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

h  The Fund received temporary relief from the Securities and Exchange Commission permitting the Fund to maintain 200% asset coverage.

i  Includes the effect of the outstanding borrowings from the revolving credit agreement.

j  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. On January 1, 2010, the Fund changed its name from Cohen & Steers Select Utility Fund, Inc. Additionally, the Fund's investment objective was changed to total return with emphasis on income. Prior to January 1, 2010, the Fund's investment objective was a high level of after-tax total return which was achieved through investment in utility companies. In connection with the investment objective change, the Fund also changed its investment strategy to focus on infrastructure companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Interest rate swaps are valued utilizing quotes received from an outside pricing service.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund's investments carried at value. 61.9% of net assets of the Fund were fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Consumer Discretionary—Cable & Satellite	$62,488,856	$—	$62,488,856	$—
Common Stock—Energy— Integrated Oil & Gas	25,289,816	5,065,490	20,224,326	—
Common Stock—Financial—Bank	2,566,000	—	—	2,566,000
Common Stock—Industrial— Airport Services	35,646,281	—	35,646,281	—
Common Stock—Industrial— Construction & Engineering	66,113,764	—	66,113,764	—
Common Stock—Industrial— Highways & Railtracks	85,406,861	11,682,586	73,724,275	—
Common Stock—Industrial— Industrial Conglomerates	5,950,947	—	5,950,947	—
Common Stock—Industrial—Marine Ports & Services	4,698,030	—	4,698,030	—
Common Stock—Industrial—Railroads	60,413,072	—	60,413,072	—
Common Stock—Telecommunication Services—Alternative Carriers	24,432,643	—	24,432,643	—
Common Stock—Utilities—Electric Utilities	435,169,931	178,488,776	256,681,155	—
Common Stock—Utilities—Gas Utilities	64,608,989	23,721,965	40,887,024	—
Common Stock—Utilities—Multi Utilities	274,918,952	152,788,160	122,130,792	—
Common Stock—Utilities—Water Utilities	44,379,271	4,809,709	39,569,562	—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Other Industries	$443,390,469	$443,390,469	$—	$—
Preferred Securities—$25 Par Value—Insurance— Multi Line—Foreign	35,240,096	24,068,676	11,171,420	—
Preferred Securities—$25 Par Value—Insurance— Reinsurance—Foreign	9,021,252	5,642,500	3,378,752	—
Preferred Securities—$25 Par Value—Other Industries	180,586,052	180,586,052	—	—
Preferred Securities—Capital Securities—Food	5,068,128	—	—	5,068,128
Preferred Securities—Capital Securities—Other Industries	233,777,933	—	233,777,933	—
Corporate Bonds	40,051,712	—	40,051,712	—
Money Market Funds	22,230,874	—	22,230,874	—
Total Investments	$2,161,449,929	$1,030,244,383	$1,123,571,418	$7,634,128
Other Financial Instruments*	$(26,809,849)	—	$(26,809,849)	—

*  Other financial instruments are interest rate swap contracts and written call options.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2009	$2,649,063
Change in unrealized depreciation	(218,630)
Purchases	5,203,695
Balance as of June 30, 2010	$7,634,128

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The change in unrealized depreciation attributable to securities still held on June 30, 2010 which were valued using significant unobservable inputs (Level 3) amounted to approximately $307,345.

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. The Level 3 preferred securities have been deemed illiquid and were valued by a pricing service which has utilized independent broker quotes. The Level 3 common stock has been fair valued utilizing inputs and assumptions which include book value, recent comparables in similar securities, as well as liquidity and market risk factors.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Options: The Fund may write put or covered call options on an index or a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Interest Rate Swaps: The Fund uses interest rate swaps in connection with borrowings under its credit agreement. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of the credit agreement. In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized appreciation is reported as an asset and unrealized depreciation is reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized appreciation or depreciation in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. The Fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract's remaining life, to the extent that such amount is positive.

For each swap counterparty, the Fund entered into an International Swap Dealers Association Inc. Master Agreement and related annexes thereto ("ISDAs") which sets forth the general terms and conditions of the Fund's swap transactions. During 2008, the Fund notified Merrill Lynch Derivative Products AG ("MLDP"), UBS AG ("UBS") and Royal Bank of Canada ("RBC") that it breached certain terms and conditions of its ISDAs. During 2009, the Fund notified UBS and RBC of additional breaches. On November 21, 2008, UBS granted a conditional waiver to the Fund stating that UBS did not intend to presently exercise its rights under the ISDA. MLDP has required that the Fund post collateral in the form of cash or U.S. Treasury securities. The collateral amount is determined by the approximate unrealized depreciation of a particular swap transaction on each valuation date.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of June 30, 2010 this amount was $7,864,000 and was pledged in cash by the Fund to MLDP. On December 16, 2009, RBC waived all of its rights and remedies related to any breaches that occurred or existed prior to and including this date. At June 30, 2010, the Fund continues to operate under the existing terms of all of its various ISDAs, including those with MLDP and UBS. However, MLDP and UBS reserve any and all rights to take any future action with respect to such events, including termination of outstanding swap transactions; termination or renegotiation of the ISDAs; posting of collateral in the form of cash or U.S. Treasury securities representing the unrealized depreciation on outstanding interest rate swap transactions or continuation under the current terms of the ISDAs. Any action resulting in the early termination of an interest rate swap transaction would cause the Fund to realize any market depreciation that existed on such transaction. In addition to realizing such losses, the early termination of a swap transaction may generate additional expenses for the Fund.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2010, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the amount of any loan outstanding.

The investment manager has contractually agreed to waive its investment management fee as follows:

For the Period	Percentage of Average Daily Managed Asset Value
4/01/09—3/31/10	0.15%
4/01/10—3/31/11	0.10%
4/01/11—3/31/12	0.05%

During the six months ended June 30, 2010, the investment manager waived its fee at the annual rate of 0.125%.

Effective January 1, 2010, in connection with the Fund's investment objective change, the Board of Directors approved the appointment of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the investment manager, as sub-investment advisors. Under sub-advisory agreements with the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. infrastructure securities. For their services provided under the subadvisory agreement, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the investment manager and each subadvisor. The investment manager retains the remaining 50% of the investment management fee received from the Fund. For the six months ended June 30, 2010, the investment manager paid the subadvisors $426,638, $448,144 and $448,144, respectively.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the Fund's average daily managed assets up to $1 billion, 0.04% of the Fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the Fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2010, the Fund incurred $415,978 in administration fees. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $16,738 from the Fund for the six months ended June 30, 2010.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2010, totaled $565,297,615 and $509,053,460, respectively.

Transactions in options written during the six months ended June 30, 2010, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2009	—	$—
Options written	1,500,000	1,770,000
Options terminated in closing transactions	(500,000)	(600,000)
Options outstanding at June 30, 2010	1,000,000	$1,170,000

Note 4. Income Tax Information

As of June 30, 2010, the federal tax cost and net unrealized depreciation on securities were as follows:

Gross unrealized appreciation	$80,374,110
Gross unrealized depreciation	(182,461,871)
Net unrealized depreciation	$(102,087,761)
Cost for federal income tax purposes	$2,263,537,690

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share. On March 19, 2009, the Fund's shareholders approved an amendment to the Fund's charter increasing the number of shares of capital stock the Fund has authority to issue from 100 million to 300 million. The authority will allow the Fund to have a sufficient number of shares to meet its future dividend reinvestment obligations.

During the six months ended June 30, 2010, and the year ended December 31, 2009, the Fund issued no shares of common stock for the reinvestment of dividends.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On December 15, 2009, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's shares outstanding ("Share Repurchase Program") through the fiscal year ended December 31, 2010. During the six months ended June 30, 2010, the Fund repurchased 221,000 Treasury shares of its common stock at an average price of $12.82 per share (including brokerage commissions) at a weighted average discount of 16.8%. These repurchases, which had a total cost of $2,839,976, resulted in an increase of $0.01 to the Fund's net asset value. During the year ended December 31, 2009, the Fund did not effect any repurchases.

The Fund's articles of incorporation authorize the issuance of Fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

Prior to the redemption, each series of preferred shares were senior to the Fund's common shares and ranked on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. If the Fund did not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares were subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option could without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price was $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The Fund's common shares and preferred shares had equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares was required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

The Articles Supplementary (the "Articles") creating each series of Auction Market Preferred Shares ("AMPS") provided for dividends to be paid at either the rate set in the current auction, or at the maximum rate as defined in the Articles if sufficient clearing bids for the AMPS were not received in the current auction. Beginning on February 13, 2008, sufficient clearing bids were not received for the auctions for the AMPS series of the Fund, and therefore, the maximum rates were declared on the respective AMPS series. Based upon the ratings of the AMPS, the maximum rate for shares of a series was the greater of 125% of LIBOR or 125 basis points plus LIBOR.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

  During the year ended December 31, 2009, the Fund redeemed $292,000,000, of its outstanding preferred shares at a redemption price of $25,000 per share plus accrued but unpaid dividends. On December 10, 2009, the Fund's preferred shares were reclassified and designated as common shares with preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of common shares generally set forth in the Fund's articles of incorporation.

The redemption amount and details for the year ended December 31, 2009 are:

Series*	Shares Outstanding 12/31/08	Number of Shares Redeemed	Shares Outstanding 12/31/09	Total Value 12/31/08	Amount Redeemed	Total Value 12/31/09
M7	1,523	1,523	—	$38,075,000	$38,075,000	—
T7	1,523	1,523	—	38,075,000	38,075,000	—
T7-2	1,523	1,523	—	38,075,000	38,075,000	—
T28	1,200	1,200	—	30,000,000	30,000,000	—
W7	1,523	1,523	—	38,075,000	38,075,000	—
TH7	1,342	1,342	—	33,550,000	33,550,000	—
TH28	1,523	1,523	—	38,075,000	38,075,000	—
F7	1,523	1,523	—	38,075,000	38,075,000	—
				$292,000,000	$292,000,000	—

The following table reflects the preferred shares range of dividend rates paid during the year ended December 31, 2009:

Series*	Range
M7	1.49	%-1.69%
T7	1.49	%-1.70%
T7-2	1.49	%-1.70%
T28	1.56	%-1.76%
W7	1.48	%-1.70%
TH7	1.49	%-1.71%
TH28	1.55	%-1.77%
F7	1.49	%-1.71%

*  All series were Auction Market Preferred Series with a $25,000 liquidation value and $0.001 par value.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund received a demand letter from a law firm on behalf of a common shareholder. The demand letter alleges that the Fund's investment manager, officers and Board of Directors breached their duties related to the redemption of the Fund's AMPS. A committee of independent Directors has been formed to evaluate the demand letter.

Note 6. Borrowings

The Fund had a $445,000,000 revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage Inc. (BNPP) which was increased to $850,000,000 effective March 12, 2010, in connection with the merger with Cohen & Steers REIT and Utility Income Fund, Inc. ("RTU") discussed in Note 9. The Fund pays a facility fee of 0.95% per annum on the unused portion of the credit agreement. The credit agreement has a 270-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding and has granted a security interest in the securities segregated to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities segregated by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities.

As of June 30, 2010, the Fund has outstanding borrowings of $841,000,000. During the six months ended June 30, 2010, the Fund borrowed an average daily balance of $677,657,459 at a weighted average borrowing cost of 1.33%. As of June 30, 2010, the aggregate value of rehypothecated securities was $679,784,975. During the six months ended June 30, 2010, the Fund earned $122,829 in fees from rehypothecated securities.

On June 1, 2009, the Securities and Exchange Commission issued an order (the "Order") to the Fund providing an exemption from Section 18(a)(1) of the 1940 Act. The Order temporarily permits the Fund to maintain 200% asset coverage for debt used to replace AMPS rather than the 300% asset coverage required by Section 18(a)(1) for debt. The exemptive relief expires on October 31, 2010.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Derivative Investments

The following tables present the value of derivatives held at June 30, 2010 and the effect of derivatives held during the six months ended June 30, 2010, along with the respective location in the financial statements. The balance of outstanding interest rate swaps at June 30, 2010 is representative of the volume outstanding throughout the six months ended June 30, 2010. The volume of activity for written options for the six months ended June 30, 2010 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest rate contracts	Unrealized appreciation	—	Unrealized depreciation	$(26,666,249)
Equity contracts	—	—	Payables	(143,600)
				$(26,809,849)
Statement of Operations

Derivatives	Location	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Interest rate contracts	Net Realized and Unrealized Gain (Loss)	$(4,839,528)	$(19,152,969)
Equity contracts	Net Realized and Unrealized Gain	600,000	1,206,400
		$(4,239,528)	$(17,946,569)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Merger

On June 29, 2009, the Boards of Directors of the Fund and RTU approved a proposal, subject to approval by each fund's shareholders, in which RTU would merge with and into the Fund in accordance with Maryland General Corporation Law. The purpose of the transaction was to combine two funds managed by the investment manager with comparable investment objectives and strategies. On November 24, 2009, RTU's shareholders approved the merger. However, after multiple adjournments, the Fund failed to receive a sufficient number of votes to also

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

approve the merger. On December 10, 2009, the Fund's Board of Directors determined that the merger remained in the best interest of shareholders and set new record and shareholder meeting dates of December 17, 2009 and February 26, 2010, respectively.

On February 26, 2010, the Fund's shareholders approved the merger with RTU and as of the close of business on March 12, 2010, the Fund acquired all the net assets of RTU with the investment portfolio constituting the principal asset. The acquisition was accomplished by a tax-free exchange of 58,858,135 shares worth $753,236,069 of RTU for 43,234,832 shares of the Fund. The net assets of RTU and the Fund immediately before the acquisition were $753,236,069 (including $26,115,833 of net unrealized appreciation) and $754,736,092, respectively. The combined net assets of the Fund immediately following the acquisition were $1,507,972,160. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however the cost basis of the investments received from RTU was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Merger related expenses, which were borne by the Fund were approximately $507,000.

Assuming the acquisition had been completed on January 1, 2010, the Fund's pro-forma results of operations for the six months ended June 30, 2010, are as follows:

Net investment income	$50,390,947
Net realized and unrealized loss	(204,546,440)
Net decrease in net assets resulting from operations	$(154,155,493)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of changes in net assets attributable to RTU that have been included in the Fund's statement of operations.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)

The Board of Directors of the Fund initially called a special meeting of shareholders (the "Meeting") to be held on October 22, 2009. The Meeting was called in order to vote on the merger of the Cohen & Steers REIT and Utility Income Fund, Inc. with and into the Fund (the "Merger"). In addition, shareholders also were asked to vote to amend the Fund's charter to increase the number of authorized shares of capital stock. The Meeting was adjourned until November 24, 2009 in order to solicit additional votes. On November 24, 2009, shareholders of the Fund did not submit sufficient votes to approve the Merger or charter amendment, and the Meeting was again adjourned with respect to these proposals until November 27, 2009. On November 27, 2009, the Meeting was adjourned indefinitely because shareholders did not submit sufficient votes to approve the Merger or charter amendment.

On December 10, 2009, the Fund's Board determined that the proposed Merger and charter amendment continued to be in the best interests of the Fund and its shareholders and, as such, set a new record date of December 17, 2009 for shareholders to vote at, and called to reconvene, the Meeting on February 26, 2010. On February 26, 2010, shareholders approved the Merger; however, shareholders of the Fund did not submit sufficient votes to approve the charter amendment, and the Meeting was again adjourned with respect to this proposal until March 19, 2010. On March 19, 2010, shareholders approved the charter amendment. Both proposals were approved by the affirmative vote of a majority of the Fund's outstanding common shares. The number of shares voted with respect to each proposal is as follows:

Common Shares

	Shares Voted For	Shares Voted Against	Shares Voted Abstain
Proposal 1: To approve merger of Cohen & Steers REIT and Utility Income Fund, Inc. with and into the Fund in accordance with Maryland General Corporation Law.	21,899,388.375	3,328,846.463	523,754.513
Proposal 2: To approve an amendment to the Fund's charter to increase the number of authorized shares of the Fund's capital stock.	22,646,821.946	3,204,298.030	685,271.780

For more information regarding the proposed Merger, please see Note 9 to the Fund's financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)—(Continued)

In addition, Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on May 13, 2010. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Martin Cohen	75,425,124.119	2,992,391.324
Richard J. Norman	75,236,044.348	3,181,471.095
Frank K. Ross	75,279,100.400	3,138,415.043

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2010) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (03/30/04)	One Year	Five Years	Since Inception (03/30/04)
18.89%	–0.73%	4.63%	11.27%	–1.62%	0.83%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and/or borrowings under a credit agreement.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Investment Management Agreement") and the subadvisory agreements (the "Subadvisory Agreements", and together with the Investment Management Agreement, the "Management Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation of the Management Agreements. At a meeting held in person on June 22-23, 2010, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2011 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager provides, and the sub-investment advisors (the "Subadvisors") will provide, to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue

COHEN & STEERS INFRASTRUCTURE FUND, INC.

to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager, and proposed to be provided by the subadvisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted that the Fund performed at the Peer Funds' medians for the year-to-date and one-year periods, and underperformed the Peer Funds' medians for the three- and five-year periods ended March 31, 2010. The Board of Directors noted that the Fund outperformed its linked benchmark for the year-to-date and one-year periods, and underperformed its blended benchmark for the three- and five-year periods ended March 31, 2010. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other infrastructure funds. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees, at managed and common asset levels, and contractual management fees at common asset levels were at or less than the Peer Funds' medians. The Board of Directors also noted that the Fund's net expense ratios at managed and common asset levels were at or less than the medians of the Peer Funds, generally ranking the Fund in the first three quintiles. The Board of Directors considered the impact of reduced asset levels as a result of the market decline, leverage levels and change to the capital structure by replacing auction market preferred securities with borrowings on the Fund's fees and expenses at managed and common asset levels. The Board of Directors also noted that the Investment Manager continues to waive a portion of its management fee until early 2012. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors would be paid by the Investment Manager and not by the Fund and are Subadvisors of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into

COHEN & STEERS INFRASTRUCTURE FUND, INC.

consideration other benefits to be derived by the Investment Manager in connection with the Investment Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Investment Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Investment Management Agreement to the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided or proposed to be provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return and high current income and capital appreciation, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

  *  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

William F. Scapell
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: UTF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30,2010

UTFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
UTF	Total Number of Shares Purchased	Average Price paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
1/1/10 – 1/31/10	N/A	N/A	N/A	N/A
2/1/10 – 2/28/10	N/A	N/A	N/A	N/A
3/1/10 – 3/31/10	N/A	N/A	N/A	N/A
4/1/10 – 4/30/10	N/A	N/A	N/A	N/A
5/1/10 – 5/31/10	N/A	N/A	N/A	N/A
6/1/10 – 6/30/10	221,000	12.82	221,000	N/A

 Note: On December 15, 2009, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) through the current fiscal year ending December 31, 2010.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:	September 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date:	September 3, 2010